Exhibit 10.1


                 STOCK PURCHASE & REGISTRATION RIGHTS AGREEMENT
                 ----------------------------------------------


      This STOCK PURCHASE & REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is entered into as of January 22, 2004, by and among STARTECH ENVIRONMENTAL CORPORATION, a Colorado corporation (the "Company"), and party listed on Schedule A annexed hereto that executes and delivers this Agreement (each individually, a "Purchaser" and collectively, the "Purchasers" and together (but on a several and not joint basis) with the Company, the "Parties" or each individually, a "Party").

      1. Purchase and Sale of Shares and Warrants.

      (a) Subject to the terms and conditions hereof, at the Closing identified in Section 2(a) hereof, the Company shall issue and sell to each Purchaser, and each Purchaser shall purchase from the Company, the number of shares (the "Shares") of common stock, no par value, of the Company (the "Common Stock") set forth opposite such Purchaser's name on Schedule A hereto, for a price per share equal to $2.26 (the "Share Price"), which Share Price is equal a twenty five percent (25%) discount to the average closing price per share of the Common Stock for the thirty (30) consecutive trading days immediately preceding the date hereof.

       (b) In addition to the foregoing and subject to the terms and conditions hereof, at the Closing identified in Section 2(a) hereof, the Company shall issue to each Purchaser warrants to purchase shares of Common Stock (the "Warrants"), in substantially the form of Exhibit A annexed hereto, which Warrants shall expire on the third anniversary of the date hereof (the "Expiration Date"). Of the total Warrants to be issued to each such Purchaser at the Closing, such Warrants shall be divided into and issued as three separate Warrants, each of which shall entitle the holder thereof to purchaser up to one-third of the total number of Shares set forth opposite such Purchaser's name on Schedule A hereto. The exercise price for each of the three Warrants to be issued to a Purchaser shall be as follows: (i) the first Warrants to be issued at the Closing shall have an exercise price equal to $1.00 above (x) the average closing price per share of the Common Stock for the thirty (30) consecutive trading days immediately preceding the date hereof (the "Average Price") or (y) the closing price per share of the Common Stock on the date immediately preceding the date hereof (the "Closing Price"), whichever is higher; (ii) the second Warrants to be issued at the Closing shall have an exercise price equal to $2.00 above the above the greater of (x) the Average Price or (y) the Closing Price, whichever is higher; and (iii) the third Warrants to be issued at the Closing shall have an exercise price equal to $3.00 above the above the greater of (x) the Average Price or (y) the Closing Price, whichever is higher. The foregoing notwithstanding, in the event that there are any unexercised Warrants outstanding on the Expiration Date and the exercise price for such Warrants exceeds the closing price per share of the Common Stock on the trading day immediately preceding the Expiration Date, the Company will agree to extend the term of such Warrants for an additional one-year from the Expiration Date.

      (c) The purchase and sale of the Shares and the Warrants pursuant to the terms hereof will be made in reliance upon the provisions of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), Regulation D promulgated thereunder by the United States Securities and Exchange Commission (the "SEC"), or such other exemptions from the

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registration requirements of the Securities Act as may be available with respect to the investment in the Shares and the Warrants to be made hereunder.

      2. Closings and Deliverables.

      (a) The closing of the purchase and sale of the Shares and the Warrants shall take place at 12:00 p.m. (Eastern Standard Time) no later than Friday, February 6, 2004 (the "Closing Date") at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, 10022 (the "Closing"). At the Closing, or as soon as is reasonably practicable thereafter, the Company (or its transfer agent) shall deliver to each Purchaser a stock certificate (or certificates) representing the Shares, as well as the Warrants, in each case registered in the name of such Purchaser, and such other documents and certificates as are required by this Agreement at the Closing. At the Closing, each Purchaser shall deliver to the Company an amount equal to the product of (x) the number of Shares set forth opposite such Purchaser's name on Schedule A hereto and (y) the Share Price (the "Purchase Price"), by wire transfer in immediately available funds to the account set forth on Schedule B hereto.

      (b) The Company shall use the cash proceeds from the issuance of the Shares for working capital and general corporate purposes.

      (c) In the event that a Purchaser shall fail to wire its respective Purchase Price to the account set forth on Schedule B hereto on the Closing Date, the Share Price shall not be set as of the date immediately preceding the date hereof and the Company shall have the rights and remedies set forth herein.

      3. Representations and Warranties by the Company. The Company hereby represents and warrants to each Purchaser, as of the date hereof and as of the Closing Date, as follows:

      (a) Incorporation and Qualification. The Company has been duly organized and is validly existing as a Corporation and in good standing under the laws of the State of Colorado with full corporate power and authority to carry on its business as now conducted and as proposed to be conducted and to own and lease the properties and assets it now owns or holds under lease.

      (b) Authority. The Company has the requisite corporate power and authority to enter into this Agreement and to issue and deliver the Shares and the Warrants and, upon exercise of the Warrants in accordance with the terms thereof, the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares"). The execution and delivery of this Agreement and the issuance and delivery of the Shares and the Warrants hereunder and thereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by the Company. This Agreement has been duly and validly executed and delivered by and on behalf of the Company and are the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally. Upon delivery thereof at the Closing, the Shares and the

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Warrants will be duly authorized, validly issued, fully paid and non-assessable.
Upon issuance of the Warrant Shares upon the exercise of the Warrants in accordance with the terms thereof, the Warrant Shares will be duly authorized, validly issued, fully paid and non-assessable. The Shares and the Warrants and, upon exercise of the Warrants in accordance with the terms thereof, the Warrant Shares do not subject the holders thereof to personal liability by reason of being such holders.

      (c) No Conflicts. The execution, delivery and performance of the Agreement and the consummation of the transactions contemplated hereby by the Company do not and will not with or without the giving of notice or the passage of time or both, violate or conflict with or result in a breach or termination of any provision of, or constitute a default under any organizational instrument of the Company or any order, judgment, decree, statute, regulation, contract, agreement or any other restriction of any kind or description to which the Company is a party or by which the Company is or may be bound.

      (d) Capital Stock; Fully Paid and Non-Assessable.

            (i) As of the date and immediately prior to the Closing Date, the authorized capital stock of the Company consists and will consist, respectively, of (A) 10,000,000 shares of Preferred Stock, of which 2,645 shares are issued and outstanding and designated as Series A 8% Cumulative Convertible Redeemable Preferred Stock (the "Series A Preferred Stock") and (B) 800,000,000 shares of Common Stock of which:

            (1)   16,334,169 shares are issued and outstanding;

            (2) 3,000,000 shares are authorized for issuance under the Company's stock option plans, of which 691,089 shares are reserved for issuance upon the exercise of options granted and issuable by the Company thereunder;

            (3) 14,694 shares are reserved for issuance upon the conversion of the Series A Preferred Stock; and

            (4) 2,206,789 shares are reserved for issuance upon the exercise of warrants.

            (ii) All such outstanding shares of Common Stock and Preferred Stock and other securities have been duly authorized and validly issued and are fully paid and nonassessable and were issued in compliance with all applicable Federal and state securities laws. Except as contemplated by this Agreement or as set forth in all forms, reports and documents filed with the SEC pursuant to the Securities Act and Securities Exchange Act of 1934, as amended from January 1, 2003 through the date hereof (collectively, the "SEC Filings"), the Company has no outstanding subscription, option, warrant, right of first refusal, preemptive right, call, contract, demand, commitment, convertible security or other instrument, agreement or arrangement of any character or nature whatever under which the Company is or may be obligated to issue Common Stock, Preferred Stock or any other equity security of any kind or which otherwise relates to the Company's securities.

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      (e) No Legal Proceedings. Except as may be described in the SEC Filings, there is no action, suit or proceeding before or by any court or any governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company, or any of its properties or assets, which is reasonably likely to result in any material adverse change in the condition (financial or otherwise) or in the earnings or business affairs of the Company, or which is reasonably likely to materially and adversely affect the properties or assets thereof.

      4. Representations and Warranties of each Purchaser. Each Purchaser represents and warrants to the Company, as of the date hereof and as of the Closing Date, as follows:

      (a) Power. To the extent such Purchaser is an individual, such Purchaser has all requisite power, capacity and authority to enter into this Agreement and to execute, deliver and perform its obligations under this Agreement. To the extent such Purchaser is a limited liability company, partnership or corporation, such Purchaser has been duly organized, is validly existing and is in good standing under the laws of its state of incorporation, with limited liability, partnership or corporate power and authority, as the case may be, to execute, deliver and perform its obligations under this Agreement.

      (b) Authority. The execution, delivery and performance by such Purchaser of the Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Purchaser, and the Agreement constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.

      (c) No Conflicts. The execution, delivery and performance of the Agreement and the consummation of the transactions contemplated hereby by such Purchaser do not and will not with or without the giving of notice or the passage of time or both, violate or conflict with or result in a breach or termination of any provision of, or constitute a default under any organizational instrument of such Purchaser or any order, judgment, decree, statute, regulation, contract, agreement or any other restriction of any kind or description to which such Purchaser is a party or by which such Purchaser is or may be bound.

      (d) Purchaser Representations and Acknowledgments.

            (i) Such Purchaser is acquiring the Shares, the Warrants, and upon exercise of the Warrants, the Warrant Shares, for such Purchaser's own account for investment only and not as nominee or agent and not with a view to, or for sale in connection with, a distribution of the Shares, the Warrants or the Warrant Shares or as dividends thereon and with no present intention of selling, transferring, granting a participation in or otherwise distributing the same, all within the meaning of the Securities Act and any applicable state, securities or blue-sky laws.

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            (ii) Such Purchaser acknowledges that:

                  (A) The Company has advised such Purchaser that the Shares, the Warrants and the Warrant Shares have not been registered under the Securities Act or under the laws of any state on the basis that the issuance thereof contemplated by this Agreement is exempt from such registration in accordance with Section 4(2) of the Securities Act, or such other applicable exemption;

                  (B) The Company's reliance on the availability of an exemption under the Securities Act for the issuance of the Shares, the Warrants and the Warrant Shares without registration is, in part, based upon the accuracy and truthfulness of such Purchaser's representations and warranties contained herein;

                  (C) The Shares, the Warrants and the Warrant Shares cannot be resold without registration or an exemption from registration under the Securities Act and any applicable state securities laws, and that certificates representing the Shares will bear a restrictive legend to such effect in substantially the following form and any legend required by applicable state laws:

            THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT.

                   (D) Such Purchaser has evaluated the merits and risks of purchasing the Shares, the Warrants and the Warrant Shares and has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of such purchase, is aware of and has considered the financial risks and hazards of purchasing the Shares, the Warrants and the Warrant Shares and is able to bear the economic risk of purchasing the Shares, the Warrants and the Warrant Shares including the possibility of a complete loss with respect thereto;

                   (E) Such Purchaser has had access to such information regarding the business and finances of the Company, and has been provided the opportunity to discuss with the Company's management the business, affairs and financial condition of the Company and such other matters with respect to the Company as would concern a reasonable person considering the transactions contemplated by this Agreement and/or concerned with the operation of the Company; and

                   (F) Such Purchaser is an "Accredited Investor," as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.


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      (e) Brokers and Finders. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of such Purchaser who might be entitled to any fee or commission from such Purchaser, the Company, any of their respective Affiliates upon consummation of the transactions contemplated by this Agreement.

      (f) Front-Running and Short-Selling. Neither such Purchaser nor any of its Affiliates has engaged in any "short-selling" of the Common Stock, as such term is defined in Rule 3b-3 of the Exchange Act. In addition, neither such Purchaser nor its Affiliates has purchased or sold any equity position in the Company in advance of the Closing based on the receipt or use of advance knowledge of confidential information that has not previously been disclosed to the public.

      5. Certain Covenants.

      (a) Delisting. In the event that the Common Stock, for any reason, is not listed on the Nasdaq SmallCap Market, the Over-the-Counter Bulletin Board or a similar national exchange, (absent any time frame applicable to any transition from one exchange to another) and the Company is no longer subject to the reporting requirements of the Exchange Act, the Company hereby covenants and agrees with such Purchaser that, so long as such Purchaser owns at least fifty percent (50%) of the Shares, the Warrants or the Warrants Shares acquired by such Purchaser hereunder, except as otherwise required in this Agreement, the Company shall provide such Purchaser with customary and reasonable financial information on at least a quarterly basis and such other information rights as provided to an investor in a privately held corporation.

      (b) Financial Information.

            (i) As soon as practicable, and in any event within 90 days after the close of each fiscal year of the Company, the Company will deliver to such Purchaser (A) a consolidated balance sheet of the Company and its subsidiaries as of the end of such fiscal year and (B) consolidated statements of income, changes in financial position and common stock and other shareholders' equity of the Company and its subsidiaries for such fiscal year, in each case setting forth in comparative form the corresponding figures for the preceding fiscal year and to be in reasonable detail and audited by independent public accountants selected by the Company.

            (ii) As soon as practicable, and in any event within 45 days after the close of each of the first three fiscal quarters of the Company, the Company will deliver to the such Purchaser (A) a consolidated balance sheet of the Company and its subsidiaries as of the end of such fiscal quarter and (B) consolidated statements of income and changes in financial position of the Company and its subsidiaries for the portion of the fiscal year ended with the end of such quarter, in each case setting forth in comparative form the corresponding figures for the comparable period of the preceding fiscal year (subject to normal year-end adjustments).

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      (c) Confidentiality. Such Purchaser covenants and agrees to keep confidential any and all material non-public information which it has heretofore obtained or shall hereafter obtain, directly or indirectly, from the Company pursuant to this Agreement or otherwise, and agrees not to use the same except for the purpose of this Agreement or to disclose the same to any party except as provided below, without the Company's prior written consent; provided that the terms of this Section 5(c) shall not extend to any such information that: (i) is already publicly known; (ii) has become publicly known without any fault of such Purchaser or anyone to whom such Purchaser has made disclosure in compliance with the terms of this Section 5(c); or (iii) is required to be disclosed to any governmental authorities or courts of law as a result of operation of law, regulation, or court order; provided, however, that such Purchaser shall have first given prompt written notice of such requirement to the Company (if permissible) and cooperates with the Company to restrict such disclosure and/or obtain confidential treatment thereof.

      (d) Front-Running and Short-Selling. Each Purchaser covenants and agrees that it will not, and shall cause each of each Affiliates not to (i) engage in
(i) any "short-selling" of the Common Stock, as such term is defined in Rule 3b-3 of the Exchange Act; or (ii) purchase or sell any shares of Common Stock based on the receipt or use of advance knowledge of confidential information.

      6. Registration Rights.

      (a) Defined Terms. The following capitalized terms, when used in this
Section 6, have the respective meanings set forth below:

            "Affiliate" means, with respect to any Person, any other Person, directly or indirectly, controlling, controlled by, or under common control with, such Person, and shall include (a) any Person who is an executive officer, director or beneficial holder of at least 10% of the outstanding capital stock of the Company (or other specified Person), (b) any Person of which the Company (or other specified Person) or an Affiliate of the Company (or other specified Person) shall, directly or indirectly, either beneficially own at least 10% of the outstanding equity securities or constitute at least a 10% participant, and (c) in the case of a specified Person who is an individual, each parent, spouse, child, brother, sister or the spouse of a child, brother or sister of such Person, and each trust or family limited partnership created for the benefit of one or more of such Persons. For the purposes of this definition, "control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. Notwithstanding the foregoing, the term "Affiliate" as used elsewhere in this Agreement shall have the same meaning as given to such term in this Section 6(a).

            "Business Day" means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions are generally authorized or required by law or regulation to close in the State of Connecticut.


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             "Holder" shall mean any Person that owns Registrable Securities, including such successors and assigns as acquire Registrable Securities, directly or indirectly, from such Person. For purposes of this Agreement, the Company may deem the registered holder of a Registrable Security as the Holder thereof.

            "Other Approved Holders" shall mean holders of Common Stock having registration rights with respect to the Common Stock, other than pursuant to the terms of this Agreement.

            "Person" means any individual, company, corporation, partnership, limited liability company, trust, division, governmental, quasi-governmental or regulatory entity or authority or other entity. Notwithstanding the foregoing, the term "Person" as used elsewhere in this Agreement shall have the same meaning as given to such term in this
      Section 6(a).

            "Prospectus" shall mean the prospectus (including a preliminary prospectus) included in any Registration Statement, as amended or supplemented by a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

            "Registrable Securities" shall mean the Shares, the Warrant Shares and any other capital stock or other securities issued or issuable as a result of or in connection with any stock dividend, stock split or reverse stock split, combination, recapitalization, reclassification, merger or consolidation, exchange, distribution or similar transaction in respect of the Shares or the Warrant Shares.

            "Registration Statement" shall mean any registration statement which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

            "Rule 144" shall mean Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

            "Rule 144A" shall mean Rule 144A promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

      (b) Piggyback Registration Rights.

          (i) Whenever the Company proposes to register any of its securities under the Securities Act, either pursuant to an underwritten primary registration on behalf of the Company or pursuant to an underwritten secondary registration on behalf of a holder or holders of the Company's securities (other than on Form S-4, Form S-8 or any successor

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      form) and the registration form to be used may be used for the registration of any Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to each holder of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities (subject to, and in accordance with, the priorities set forth in Section 6(b)(ii) hereof), with respect to which the Company has received written requests for inclusion within ten (10) days after delivery of the Company's notice to each holder of Registrable Securities.

          (ii) If the managing underwriter(s) advise the Company in writing that in their opinion, the number of Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability or pricing thereof, the Company will include in such registration up to an aggregate amount determined advisable by such underwriter(s): (i) first, any shares of Common Stock that the Company desires to register; (ii) second, any shares of Common Stock requested to be registered by the holder(s) of Common Stock pursuant to which the Registration Statement is being filed and to which the holders of Registrable Securities hereunder are receiving Piggyback Registration; and (iii) pro rata among the holders of Registrable Securities on the basis of the number of Registrable Securities which are requested to be registered hereunder.

          (iii) Notwithstanding anything herein to the contrary, the Company may withdraw any registration statement referred to in this Section 6(b) at any time in its sole discretion without thereby incurring any liability to the holders of Registrable Securities.

       (c) Registration Procedures. In connection with the Company's registration obligations pursuant to Sections 6(b) hereof, the Company will use its commercially reasonable efforts to:

          (i) use its commercially reasonable efforts to register or qualify such Registrable Securities under the securities or blue sky laws of the jurisdictions as any seller reasonably requests in writing and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction);

          (ii) notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;


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          (iii) cause all such Registrable Securities to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed;

          (iv) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement; and

          (v) advise each seller of such Registrable Securities promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and use commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

       (d) Material Development Election.

          (i) Subject to Section 6(d)(ii) below, the Company shall be entitled, for a period of time not to exceed thirty consecutive (30) days (a "Suspension Period"), to postpone the filing of any Registration Statement otherwise required to be filed by it pursuant to Section 6(b) and/or request that the Holders refrain from effecting any public sales or distributions of their Registrable Securities if the Company's Board of Directors shall have reasonably determined in good faith and in its reasonable business judgment that such registration would interfere in any material respect with any financing (other than an underwritten secondary offering of any securities of the Company), acquisition, corporate reorganization or other transaction or development involving the Company or any subsidiary of the Company that in the reasonable good faith business judgment of such board is a transaction or development that is or would be material to the Company (a "Material Development Election").

          (ii) The Board of Directors shall, as promptly as practicable, give the Holders written notice of any such Material Development Election. In the event of a determination by the Board of Directors to postpone the filing of a Registration Statement required to be filed pursuant to
      Section 6(b) hereof, the Company shall be required to file such Registration Statement as soon as practicable after the Board of Directors of the Company shall determine, in its reasonable business judgment, that the filing of such Registration Statement and the offering thereunder will not interfere with the aforesaid material transaction or development, but in any event no later than the end of such Suspension Period. In addition, if the Board of Directors of the Company has requested that the Holders refrain from making public sales or distributions of their Registrable Securities, such board shall, as promptly as practicable following its determination that the Holders may recommence such public sales and distributions, notify such Holders in writing of such determination (but in any event no later than the end of such Suspension Period). In the event the Company shall exercise a Material Development Election during a period when a Registration Statement filed pursuant to Section 6(b) hereof is effective, the time period specified in Section 6(b) hereof during which such Registration Statement is required to be kept effective shall be extended by the number of days during which the Holders are prohibited by the Company from publicly selling or distributing their securities.


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          (iii) Each Purchaser agrees that, upon receipt of any notice from the
      Company of a Suspension Period, such Purchaser shall forthwith discontinue disposition of shares of Common Stock covered by such Registration Statement or Prospectus until such Purchaser (A) is notified in writing by the Company that the use of the applicable prospectus may be resumed, (B) has received copies of a supplemental or amended prospectus, if applicable, and (C) has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference into such prospectus.

          (iv) Notwithstanding the foregoing, no more than one Suspension Period may occur during any twelve-month period, unless approved by a majority-in-interest of the then outstanding Holders (on a common equivalent basis). The Company shall use its best efforts to limit the duration and aggregate number of any Suspension Periods.

      (e) Registration Expenses. All expenses incident to the Company's performance of or compliance with Section 6 of this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications or registrations (or the obtaining of exemptions therefrom) of the Registrable Securities), printing expenses (including expenses of printing Prospectuses), messenger and delivery expenses, internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), fees and disbursements of its counsel and its independent certified public accountants, securities acts liability insurance (if the Company elects to obtain such insurance), fees and expenses of any special experts retained by the Company in connection with any registration hereunder, fees and expenses of other Persons retained by the Company, (all such expenses being referred to as "Registration Expenses"), shall be borne by the Company, whether or not any registration statement becomes effective; provided that Registration Expenses shall not include any underwriting discounts, commissions or fees attributable to the sale of the Registrable Securities.

      (f) Registration Rights Indemnification.

            (i) Indemnification by the Company.

                  (1) The Company will indemnify and hold harmless, to the fullest extent permitted by law, but without duplication, each Holder, including any managed or advised accounts and any investment advisor or agent therefore, officers, directors, employees, partners, representatives and agents, and each Person who controls such Holder or such other Persons (within the meaning of the Securities Act) (for purposes of this Section 6(f)(i), a "Holder Indemnified Person"), from and against, and will reimburse such Holder Indemnified Person with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses (including reasonable costs of investigation and reasonable legal fees and expenses) ("Indemnifiable Costs and Expenses") to which such Holder Indemnified Person may become subject under the Securities Act or otherwise and arise out of or are based upon (A) violation of securities laws or (B) any untrue statement or alleged untrue statement of any material fact contained in, or any omission or alleged omission to state therein a material fact required to be stated in, any such Registration Statement, any Prospectus contained therein or any amendment or supplement thereto or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any costs or expense covered by the preceding clauses (A) or
      (B) arises out of or results from any untrue or alleged untrue statement of any material fact contained in such Registration Statement, any Prospectus contained therein or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made solely in reliance upon and in substantial conformity with written information furnished by such Holder Indemnified Person specifically for use in the preparation of any such Registration Statement, Prospectus or amendment or supplement thereto.

                  (2) The Company further agrees promptly upon demand by each Holder Indemnified Person to reimburse each Holder Indemnified Person for any Holder Indemnifiable Costs and Expenses as they are incurred by it; provided that if the Company reimburses a Holder Indemnified Person hereunder for any expenses incurred in connection with a lawsuit, claim, inquiry or other proceeding or investigation for which indemnification is sought, such Holder Indemnified Person agrees to refund such reimbursement of Holder Indemnifiable Costs and Expenses to the extent it is finally judicially determined that the indemnity provided for in this Section 6(f)(i) is not applicable to, or the Company is not otherwise obligated to pay, such Holder Indemnified Person in accordance with the terms hereof or otherwise. The indemnity, contribution and expense reimbursement obligation of the Company under this Section 6(f)(i) shall be in addition to any liability it may otherwise have. The obligations of the Company hereunder shall survive the Closing and the termination of any Registration Statement under which any Registrable Securities were registered the termination of this Agreement and shall not be extinguished with respect to any Person because any other Person is not entitled to indemnity or contribution hereunder.

            (ii) Indemnification by Holders of Registrable Securities. Each Holder whose Registrable Securities are included in a Registration Statement pursuant to the provisions of this Section 6 will indemnify and hold harmless the Company and its officers, directors, employees, partners, stockholders, agents, representatives, and any Person who controls the Company or any of its subsidiaries or Affiliates (within the meaning of the Securities Act) (each, a "Company Indemnified Person"), from and against, and will reimburse such Company Indemnified Person with respect to, any and all Indemnifiable Costs and Expenses to which the Company or such Company Indemnified Person may become subject under the Securities Act or otherwise and which arise out of or result from any untrue or alleged untrue statement of any material fact contained in such Registration Statement, any Prospectus contained therein or any amendment or supplement thereto, or any omission or the alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or alleged omission was so made solely in reliance upon and in substantial conformity with written information furnished by such Holder specifically for use in the preparation thereof; provided, however, that the liability of any Holder pursuant to this subsection (ii) shall be limited to an amount not to exceed the net proceeds received by such Holder pursuant to the Registration Statement which gives rise to such obligation to indemnify.

            (iii) Conduct of Indemnification Proceedings; Contribution.

                  (1) Each indemnifying party and indemnified party under this
       Section 6(f) shall comply with the procedures set forth in Section 7(a)(iii) with respect to any indemnity sought pursuant to this Section 6(f).

                  (2) Each indemnifying party and indemnified party under this
       Section 6(f) also agrees to comply with the provisions in Section 7(a)(iv) as they relate to contribution.

      (g) Reporting Requirements Under the Exchange Act. The Company shall use its commercially reasonable efforts to make publicly available and available to the Holders, pursuant to Rule 144, such information as is necessary to enable the Holders to make sales of Registrable Securities pursuant to that Rule. The Company shall use its commercially reasonable efforts to file timely with the SEC all documents and reports required of the Company under the Exchange Act. The Company shall furnish to any Holder, upon request, a written statement executed on behalf of the Company as to compliance with the current public information requirements of Rule 144. In addition, the Company will provide to any Holder of a Registrable Security, or any potential purchaser of a Registrable Security, upon any such Person's reasonable request, the information required by paragraph (d)(4) of Rule 144A.

      (h) Stockholder Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such securities as the Company or the Managing Underwriter may from time to time reasonably request in writing.

      7. Miscellaneous.

      (a) Indemnification. In addition, to any indemnification provided elsewhere in this Agreement, the Parties hereto agree as follows:

            (i) Company Indemnification.

                  (1) The Company will indemnify and hold harmless, to the fullest extent permitted by law, but without duplication, such Purchaser, including any managed or advised accounts and any investment advisor or agent therefor, and their respective, officers, directors, employees, partners, representatives, agents, and each Person who controls the Company and each of its Affiliates within the meaning of the Securities
      Act) (each of the foregoing Persons being a "Purchaser Indemnified Person"), from and against any and all Indemnifiable Costs and Expenses to which such Purchaser Indemnified Person may become subject under the Securities Act or otherwise arising out of or based in any manner upon any breach by the Company of any its representations, warranties or covenants contained in the Agreement or in any agreement, instrument or document delivered by the Company hereunder.

                   (2) The obligations of the Company hereunder shall survive the Closing and any repurchase, conversion, exchange or transfer of the Shares, the Warrants and the Warrant Shares and the termination of this Agreement and shall not be extinguished with respect to any Person because any other Person is not entitled to indemnity or contribution hereunder.

            (ii) Purchaser Indemnification. Each Purchaser, severally and not jointly, agrees and covenants to agree and covenant to and to hold harmless and indemnify each Company Indemnified Person, from and against any and all Indemnifiable Costs and Expenses to which such Company Indemnified Person may become subject under the Securities Act or otherwise which arises out of or is based in any manner upon any breach by such Purchaser of any its representations, warranties or covenants contained in the Agreement or in any agreement, instrument or document delivered by such Purchaser hereunder.

            (iii) Conduct of Indemnification Proceedings. Promptly after receipt by a party indemnified pursuant to the provisions of paragraph (i) or (ii) of this Section 7(a) or paragraph (i) or (ii) of Section 6(f) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of paragraph (i) or (ii) of this Section 7(a) or paragraph (i) or (ii) of Section 6(f), notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under paragraph (i) or (ii) of this Section 7(a) or paragraph (i) or (ii) of Section 6(f), and shall not relieve the indemnifying party from liability under this Section 7(a) or Section 6(f) unless such indemnifying party is materially prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of such paragraph (i) or (ii) of this Section 7(a) or paragraph (i) or (ii) of Section 6(f) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation and no settlement can have non-monetary remedies.

            (iv) Contribution. If the indemnification provided for in subsection
      (i) or (ii) of this Section 7(a) or in subsection (i) or (ii) of Section 6(f) is held by a court of competent jurisdiction to be unavailable to a party to be indemnified with respect to any Indemnifiable Costs and Expenses, then each indemnifying party under any such subsection, in lieu of indemnifying such indemnified party thereunder, hereby agrees to contribute to the amount paid or payable by such indemnified party as a result of Indemnifiable Costs and Expenses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions, acts, facts matters or circumstances which resulted in such Indemnifiable Costs and Expenses, as well as any other relevant equitable considerations. To the extent applicable to Section 6(f) hereof, the relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution hereunder from any Person who was not guilty of such fraudulent misrepresentation.

      (b) Entire Agreement; Survival of Provisions. This Agreement constitutes the entire agreement of the Parties with respect to the transactions contemplated hereby and supersedes all prior agreements and understandings with respect thereto, whether written or oral. All of the covenants of the Parties made herein shall remain operative and in full force and effect pursuant to their respective terms regardless of acceptance of the Shares, the Warrants and the Warrant Shares, and payment therefor. The representations and warranties set forth herein shall survive the execution and delivery of this Agreement until the first anniversary of the date hereof (the "Expiration Date"), and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of such Purchaser or the Company. Notwithstanding the preceding sentence, any representation or warranty in respect of which an indemnity may be sought hereof shall survive the time at which it would otherwise terminate pursuant to the preceding sentence, if a claim for indemnification shall have been given to the Party against whom such indemnity may be sought prior to the Expiration Date. The representations, warranties, agreements and covenants made in the Agreement shall be deemed to have been relied upon by the Parties hereto.

      (c) No Waiver; Modifications in Writing. No failure or delay by a Party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Except as otherwise expressly provided herein with respect to any right of indemnification, the remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any Party at law or in equity or otherwise. No waiver of or consent to any departure by a Party from any provision of this Agreement shall be effective unless signed in writing by the Parties entitled to the benefit thereof. No amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by all Parties. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.

      (d) Notices. All notices, demands and other communications provided for hereunder shall be in writing, shall be given by registered or certified mail, return receipt requested, on the date sent by telecopy with electronic confirmation of such transmission, the business day next following deposit with a courier service for overnight delivery with written confirmation of such delivery or upon personal delivery, addressed to the Parties, as follows:

               If to the Company, to:

                  Startech Environmental Corporation
                  15 Old Danbury Road, Suite 203
                  Wilton, Connecticut 06897-2525
                  Attention:  Chief Financial Officer
                  Fax:  (203) 762-2499

                 with a copy to:

                  Kramer Levin Naftalis & Frankel LLP
                  919 Third Avenue
                  New York, New York 10022
                  Attention: Scott S. Rosenblum Esq.
                  Fax: (212) 715-8000

               If to a Purchaser, to the name and address of such Purchaser as set forth in Schedule A hereto;

or to such other address as any Party shall designate in writing in compliance with the provisions of this Section 7(d).

      (e) Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different Parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

      (f) Binding Effect; Assignment. The rights and obligations of the Parties under this Agreement may not be assigned or otherwise transferred to any other Person, without the prior written consent of the other Party hereto; provided that a Purchaser may assign or otherwise transfer the Shares to any of its Affiliates without obtaining any such consent, but only if such Affiliate: (i) agrees to be bound by the terms of this Agreement; (ii) is, at the time of such transfer, an Accredited Investor; (iii) provides the Company such written certification as the Company may reasonably require as to the transferee's status as an Accredited Investor and agreement to be so bound as the Company may reasonably request; and (iv) such transfer to any such transferee does not violate federal or state securities laws. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the Parties to this Agreement, their respective permitted heirs, representatives, executors, successors and assigns, each Company Indemnified Person and each Purchaser Indemnified Person. This Agreement shall be binding upon and shall inure to the benefit of the Company, each Purchaser and their respective permitted heirs, representatives, executors, successors and assigns.

      (g) Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of Connecticut without reference to the principles of conflict of laws.

      (h) Consent to Jurisdiction and Service of Process. Any suit, action or proceeding arising out of or relating to the Agreement or the transactions contemplated hereby may be instituted in any Federal court situated in the State of Connecticut or any state court of the State of Connecticut, and each Party agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the Agreement or the subject matter hereof or thereof may not be enforced in or by such court. Each Party further irrevocably submits to the jurisdiction of such court in any such suit, action or proceeding. Any and all service of process and any other notice in any such suit, action or proceeding shall be effective against any Party if given personally or by registered or certified mail, return receipt requested if sent to such Party at the address for such Party set forth in Section 7(d) hereof, or by any other means of mail that requires a signed receipt, postage fully prepaid, mailed to such Party as herein provided. Nothing herein contained shall be deemed to affect the right of any Party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against any other Party in any other jurisdiction.

      (i) Further Assurances. Each of the Parties hereto shall execute and deliver such documents, instruments and agreements and take such further actions as may be reasonably required or desirable to carry out the provisions of the Agreement and the transactions contemplated hereby, and each of the Parties hereto shall cooperate with each other in connection with the foregoing.

      (j) Severability of Provisions. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by law, the Parties hereto waive any provision of law that renders any such provision prohibited or unenforceable in any respect.

      (k) Headings. The Article, Section and subsection headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

      (l) Costs, Expenses and Taxes.

            (i) The Company shall pay any and all stamp, transfer and other similar Taxes payable or determined to be payable in connection with the execution and delivery of this Agreement or the original issuance of the Shares and shall save and hold such Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such Taxes.

            (ii) Each Party shall bear its own fees, costs and expenses in connection with the execution, delivery and performance of the Agreement.

      (m) Waiver of Jury Trial. TO THE EXTENT THEY MAY LEGALLY DO SO, THE PARTIES HERETO EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. TO THE EXTENT THEY MAY LEGALLY DO SO, THE PARTIES HERETO AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 7(m) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

      (n) Publicity. The Parties agree that no public release or announcement concerning the Agreement or the transactions contemplated hereby shall be made without advance review and approval by each Party hereto, except as otherwise required by applicable law, and which review and approval shall not be unreasonably withheld or delayed.

      (o) Enforcement. Each Purchaser acknowledges that the Company will be irreparably damaged if the provisions of this Agreement applicable to such Purchaser are not specifically enforced. If a Purchaser shall default in any of its obligations under this Agreement or if any representation or warranty made by or on behalf of such Purchaser in this Agreement or in any certificate, report or other instrument delivered under or pursuant to any term hereof or thereof shall be untrue or misleading as of the date made, the Company may proceed to protect and enforce its rights by suit in equity or action at law (without the posting of any bond and without proving that damages would be inadequate), whether for the specific performance of any term contained in this Agreement, injunction against the breach of any such term or in furtherance of the exercise of any power granted in this Agreement, or to enforce any other legal or equitable right of the Company or to take any one of more of such actions. The Company shall be permitted to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof or any other court having jurisdiction, this being in addition to any other remedy to which the Company may be entitled at law or in equity or otherwise.

      (p) Further Assurances. Each Party shall execute and deliver such documents, instruments and agreements and take such further actions as may be reasonably required or desirable to carry out the provisions of this Agreement and the transactions contemplated hereby, and each of the Parties hereto shall cooperate with each other in connection with the foregoing.

                            [SIGNATURE PAGE FOLLOWS]

                                 SIGNATURE PAGE

      IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.


                              STARTECH ENVIRONMENTAL CORPORATION



                              By:
                                    ------------------------
                                    Name:  Joseph F. Longo
                                    Title: Chief Operating Officer

                                 SIGNATURE PAGE

      IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

                              PURCHASER:
                              ----------

                              ON BEHALF OF: ___________________________



                              By:
                                    ------------------------
                                    Name:
                                    Title:

                                   SCHEDULE A

                             SCHEDULE OF PURCHASERS
                             ----------------------

Name/Address                                                  Shares
------------                                                  ------








================================================================================
                                      TOTAL

                                   SCHEDULE B


                             INTENTIONALLY OMITTED